Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference May 3, 2019, at 9:00 a.m. CDT.  Listen to the call live via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE
U.S. Cellular reports first quarter 2019 results

CHICAGO (May 2, 2019) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $966 million for the first quarter of 2019, versus $942 million for the same period one year ago. Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $54 million and $0.62, respectively, for the first quarter of 2019 compared to $45 million and $0.52, respectively, in the same period one year ago.
"U.S. Cellular had a solid start to 2019 as we improved customer results year over year and increased revenue and profitability," said Kenneth R. Meyers, U.S. Cellular president and CEO. "We have begun our network modernization initiative to ready our network for 5G and to ensure our network continues to meet the growing expectations of our customers and remains a competitive advantage.
“Our postpaid handset gross additions were up modestly year over year in what has historically been a seasonally slow quarter and postpaid handset churn remained low. Greater adoption of our Unlimited Total Plans had a positive impact on customer satisfaction. I am particularly pleased with the year over year growth in average revenue per user, which increased $1.10 and was the major factor to the increase in service revenue. Our diligent focus on cost management combined with the revenue growth resulted in a meaningful increase in profitability this quarter."

2019 Estimated Results

U.S. Cellular’s current estimates of full-year 2019 results are shown below.  Such estimates represent management’s view as of May 2, 2019.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from estimated results.

2019 Estimated Results
	Previous	Current
(Dollars in millions)
Total operating revenues	$4,100-$4,300	$4,000-$4,200*
Adjusted OIBDA (1)	$725-$875	Unchanged
Adjusted EBITDA (1)	$900-$1,050	Unchanged
Capital expenditures	$625-$725	Unchanged
*Change represents lower equipment sales revenues.
The following table provides a reconciliation of Net income to Adjusted OIBDA and Adjusted EBITDA for 2019 estimated results, actual results for the three months ended March 31, 2019, and actual results for the year ended December 31, 2018.  In providing 2019 estimated results, U.S. Cellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes.  Although potentially significant, U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, U.S. Cellular is unable to provide such guidance.

		Actual Results
	2019 Estimated Results	Three Months Ended March 31, 2019	Year Ended December 31, 2018
(Dollars in millions)
Net income (GAAP)	N/A	$58	$164
Add back or deduct:
Income tax expense	N/A	27	51
Income before income taxes (GAAP)	$70-$220	$85	$215
Add back:
Interest expense	115	29	116
Depreciation, amortization and accretion expense	700	169	640
EBITDA (Non-GAAP) (1)	$885-$1,035	$283	$971
Add back or deduct:
(Gain) loss on asset disposals, net	15	2	10
(Gain) loss on sale of business and other exit costs, net	—	(2)	—
(Gain) loss on license sales and exchanges, net	—	(2)	(18)
Adjusted EBITDA (Non-GAAP) (1)	$900-$1,050	$281	$963
Deduct:
Equity in earnings of unconsolidated entities	155	44	159
Interest and dividend income	20	6	15
Other, net	—	—	(1)
Adjusted OIBDA (Non-GAAP) (1)	$725-$875	$231	$790

(1)
EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above.  EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  U.S. Cellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of U.S. Cellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of U.S. Cellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income (loss) before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for March 31, 2019, can be found on U.S. Cellular’s website at investors.uscellular.com.

Conference Call Information
U.S. Cellular will hold a conference call on May 3, 2019 at 9:00 a.m. Central Time.

▪	Access the live call on the Events & Presentations page of investors.uscellular.com or at https://www.webcaster4.com/Webcast/Page/1145/30427.

▪	Access the call by phone at 877-273-7192 (US/Canada), conference ID: 7998799.
Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About U.S. Cellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5.0 million connections in 21 states. The Chicago-based company had 5,500 full- and part-time associates as of March 31, 2019. At the end of the first quarter of 2019, Telephone and Data Systems, Inc. owned 82 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary of TDS
312-592-5379
jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations of TDS
312-592-5341
julie.mathews@tdsinc.com
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute U.S. Cellular’s business strategy; uncertainties in U.S. Cellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses, including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about U.S. Cellular, visit:
U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Retail Connections
Postpaid
Total at end of period	4,440,000	4,472,000	4,466,000	4,468,000	4,481,000
Gross additions	137,000	179,000	172,000	146,000	129,000
Feature phones	4,000	4,000	3,000	5,000	5,000
Smartphones	98,000	132,000	130,000	106,000	91,000
Connected devices	35,000	43,000	39,000	35,000	33,000
Net additions (losses)	(32,000)	6,000	(1,000)	(13,000)	(37,000)
Feature phones	(13,000)	(11,000)	(14,000)	(12,000)	(15,000)
Smartphones	(1,000)	31,000	29,000	17,000	(1,000)
Connected devices	(18,000)	(14,000)	(16,000)	(18,000)	(21,000)
ARPU (1)	$45.44	$45.58	$45.31	$44.74	$44.34
ARPA (2)	$118.84	$119.60	$119.42	$118.57	$118.22
Churn rate (3)	1.26%	1.29%	1.29%	1.19%	1.23%
Handsets	0.99%	1.00%	1.02%	0.92%	0.97%
Connected devices	3.08%	3.20%	3.04%	2.85%	2.79%
Prepaid
Total at end of period	503,000	516,000	528,000	527,000	525,000
Gross additions	61,000	66,000	80,000	78,000	88,000
Net additions (losses)	(13,000)	(12,000)	1,000	2,000	6,000
ARPU (1)	$33.44	$32.80	$32.09	$32.32	$31.78
Churn rate (3)	4.92%	4.98%	4.98%	4.83%	5.27%
Total connections at end of period (4)	4,995,000	5,041,000	5,050,000	5,051,000	5,063,000
Market penetration at end of period
Consolidated operating population	31,310,000	31,469,000	31,469,000	31,469,000	31,469,000
Consolidated operating penetration (5)	16%	16%	16%	16%	16%
Capital expenditures (millions)	$102	$242	$118	$86	$70
Total cell sites in service	6,537	6,531	6,506	6,478	6,473
Owned towers	4,106	4,129	4,119	4,105	4,099

(1)
Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

•	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.

•	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.

(2)	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.

(3)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.

(4)	Includes reseller and other connections.

(5)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended March 31,
	2019	2018	2019 vs. 2018
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$741	$724	2%
Equipment sales	225	218	3%
Total operating revenues	966	942	3%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	176	179	(1)%
Cost of equipment sold	233	219	7%
Selling, general and administrative	326	326	–
Depreciation, amortization and accretion	169	159	6%
(Gain) loss on asset disposals, net	2	1	55%
(Gain) loss on sale of business and other exit costs, net	(2)	—	N/M
(Gain) loss on license sales and exchanges, net	(2)	(7)	69%
Total operating expenses	902	877	3%

Operating income	64	65	(1)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	44	38	16%
Interest and dividend income	6	4	59%
Interest expense	(29)	(29)	–
Other, net	—	(1)	92%
Total investment and other income	21	12	65%

Income before income taxes	85	77	10%
Income tax expense	27	22	20%
Net income	58	55	6%
Less: Net income attributable to noncontrolling interests, net of tax	4	10	(64)%
Net income attributable to U.S. Cellular shareholders	$54	$45	22%

Basic weighted average shares outstanding	86	85	1%
Basic earnings per share attributable to U.S. Cellular shareholders	$0.63	$0.52	20%

Diluted weighted average shares outstanding	88	86	2%
Diluted earnings per share attributable to U.S. Cellular shareholders	$0.62	$0.52	19%
N/M - Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)
	Three Months Ended March 31,
	2019	2018
(Dollars in millions)
Cash flows from operating activities
Net income	$58	$55
Add (deduct) adjustments to reconcile net income (loss) to net cash flows from operating activities
Depreciation, amortization and accretion	169	159
Bad debts expense	24	19
Stock-based compensation expense	9	8
Deferred income taxes, net	17	15
Equity in earnings of unconsolidated entities	(44)	(38)
Distributions from unconsolidated entities	18	17
(Gain) loss on asset disposals, net	2	1
(Gain) loss on sale of business and other exit costs, net	(2)	—
(Gain) loss on license sales and exchanges, net	(2)	(7)
Noncash interest	1	1
Changes in assets and liabilities from operations
Accounts receivable	31	69
Equipment installment plans receivable	(10)	(17)
Inventory	(15)	(2)
Accounts payable	56	(30)
Customer deposits and deferred revenues	7	(26)
Accrued taxes	11	5
Accrued interest	9	9
Other assets and liabilities	(52)	(50)
Net cash provided by operating activities	287	188

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(107)	(76)
Cash paid for licenses	(1)	(1)
Cash received from investments	2	50
Cash paid for investments	(1)	—
Cash received from divestitures and exchanges	31	4
Advance payments for license acquisitions	(135)	—
Other investing activities	(1)	—
Net cash used in investing activities	(212)	(23)

Cash flows from financing activities
Repayment of long-term debt	(5)	(5)
Common shares reissued for benefit plans, net of tax payments	—	2
Distributions to noncontrolling interests	(1)	—
Other financing activities	—	(4)
Net cash used in financing activities	(6)	(7)

Net increase in cash, cash equivalents and restricted cash	69	158

Cash, cash equivalents and restricted cash
Beginning of period	583	352
End of period	$652	$510

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS
	March 31, 2019 (1)	December 31, 2018
(Dollars in millions)
Current assets
Cash and cash equivalents	$648	$580
Short-term investments	17	17
Accounts receivable	941	976
Inventory, net	157	142
Prepaid expenses	47	63
Other current assets	29	34
Total current assets	1,839	1,812

Assets held for sale	—	54

Licenses	2,213	2,186

Investments in unconsolidated entities	468	441

Property, plant and equipment, net	2,137	2,202

Operating lease right-of-use assets	888	—

Other assets and deferred charges	684	579

Total assets	$8,229	$7,274

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY
	March 31, 2019 (1)	December 31, 2018
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$19	$19
Accounts payable	364	313
Customer deposits and deferred revenues	164	157
Accrued taxes	34	30
Accrued compensation	42	78
Short-term operating lease liabilities	99	—
Other current liabilities	80	94
Total current liabilities	802	691

Liabilities held for sale	—	1

Deferred liabilities and credits
Deferred income tax liability, net	527	510
Long-term operating lease liabilities	858	—
Other deferred liabilities and credits	296	389

Long-term debt, net	1,601	1,605

Noncontrolling interests with redemption features	11	11

Equity
U.S. Cellular shareholders’ equity
Series A Common and Common Shares, par value $1 per share	88	88
Additional paid-in capital	1,599	1,590
Treasury shares	(63)	(65)
Retained earnings	2,497	2,444
Total U.S. Cellular shareholders’ equity	4,121	4,057

Noncontrolling interests	13	10

Total equity	4,134	4,067

Total liabilities and equity	$8,229	$7,274

(1)
As of January 1, 2019, U.S. Cellular adopted the new lease accounting standard, ASC 842. Under this method, the new accounting standard is applied only to the most recent period presented. As a result, 2019 amounts include the impacts of ASC 842, but 2018 amounts remain as previously reported.

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended March 31,
	2019	2018
(Dollars in millions)
Cash flows from operating activities (GAAP)	$287	$188
Less: Cash paid for additions to property, plant and equipment	107	76
Free cash flow (Non-GAAP) (1)	$180	$112

(1)
Free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.